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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  July 2, 1996

                        MOLTEN METAL TECHNOLOGY, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                       0-21042            52-1659959
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(State or Other Jurisdiction         (Commission        (IRS Employer
   of Incorporation)                  File Number)     Identification No.)


400-2 Totten Pond Road, Waltham, Massachusetts                 02154
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (617) 487-9700

                 51 Sawyer Road, Waltham, Massachusetts  02154
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         From time to time, Molten Metal Technology, Inc. (the "Company") issues statements in public filings or press releases, or makes oral statements, through an authorized officer of the Company, that may be considered forward-looking. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, filed herewith as an exhibit are a number of cautionary statements identifying certain factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements made by, or on behalf of, the Company.


Item 7.  Financial Statements and Exhibits

         The following is filed as an exhibit to this Report:

Exhibit 99.1 Cautionary statements for the purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOLTEN METAL TECHNOLOGY, INC.


Date:  July 2, 1996                        By: /s/ Benjamin T. Downs
                                              ---------------------------
                                              Benjamin T. Downs
                                              Executive Vice President of
                                                   Finance and
                                              Administration





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